American Funds Short-Term Tax-Exempt Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
American High-Income Municipal Bond Fund®
The Tax-Exempt Fund of California®
American Funds Tax-Exempt Fund of New York®

Prospectus Supplement

January 1, 2019

(for prospectus dated October 1, 2018, as supplemented to date)

1.	The information under the heading “Portfolio managers” in the “Management” section of the American Funds Short-Term Tax-Exempt Bond Fund summary portion of the prospectus is amended in its entirety to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Aaron Applebaum President	2 years	Partner – Capital Fixed Income Investors
Mark Marinella Vice President	Less than 1 year	Vice President – Capital Fixed Income Investors

2. The information under the heading “Portfolio managers” in the “Management” section of the Limited Term Tax-Exempt Bond Fund of America summary portion of the prospectus is amended in its entirety to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark Marinella President	Less than 1 year	Vice President – Capital Fixed Income Investors
Aaron Applebaum Vice President	4 years	Partner – Capital Fixed Income Investors

3. The “Management and organization” section of the prospectus for the funds listed above is hereby amended by supplementing the table under the section captioned “The Capital SystemSM” with the additional information set forth below. All other information in the referenced table remains unchanged.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Mark Marinella	Investment professional for 33 years in total; 6 years with Capital Research and Management Company or affiliate
American Funds Short-Term Tax-Exempt Bond Fund		Less than 1 year	Serves as a fixed-income portfolio manager
Limited Term Tax-Exempt Bond Fund of America		Less than 1 year	Serves as a fixed-income portfolio manager

4. The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus.

Neil L. Langberg no longer serves as a fixed-income/municipal bond portfolio manager for the following funds:

-	American Funds Short-Term Tax-Exempt Bond Fund
-	Limited Term Tax-Exempt Bond Fund of America
-	The Tax-Exempt Bond Fund of America
-	American High-Income Municipal Bond Fund
-	The Tax-Exempt Fund of California.

 5. The following is added as third bullet to the paragraph titled “Class A share purchases not subject to sales charges” in the “Sales charges” section of the prospectus:

•         Effective February 22, 2019, investments made by accounts held at American Funds Service Company that are no longer associated with a financial advisor may invest in Class A shares without a sales charge.  This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial advisor.  SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

6. The section titled “Other compensation to dealers” is amended and restated as follows:

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to no more than the top 60 dealers (or their affiliates) that have sold shares of American Funds. The payment will be determined using a formula applied consistently to dealers based on their assets under management. The level of payments made to a qualifying firm under the formula will not exceed .035% of eligible American Funds assets attributable to that dealer. Class R shares and other retirement assets (for example, IRAs in advisory programs) are generally excluded from the formula. Dealers may direct American Funds Distributors to exclude additional assets. In addition to the asset-based payment, American Funds Distributors makes a payment of $5 million to the top six firms in terms of American Funds assets under management to recognize the depth of the commitment each of those firms has made to collaborating with American Funds Distributors on achieving advisor training and education objectives.

American Funds Distributors makes these additional compensation payments to support various efforts, including, among other things,

•	help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs,
•	help defray the costs associated with the dealer firms’ provision of account related services and activities,
•	support the dealer firms’ distribution activities,
•	support meetings, conferences or other training and educational events hosted by the Firm, and
•	obtain relevant data regarding financial advisor activities to facilitate American Funds Distributors’ training and education activities.

American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and generally requiring the firms to (1) have significant assets invested in American Funds, (2) perform the due diligence necessary to include American Funds on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and work together on mutual business objectives, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between American Funds and the firm’s clients who own shares of American Funds.

American Funds Distributors has identified certain firms that provide a self-directed platform for the public as well as clearing, custody, and recordkeeping services for certain other intermediaries. In lieu of the formula described above, these firms receive a payment of up to 0.018% of assets under administration (excluding assets where the firm acts as a fiduciary and brokerage clearing assets). Firms may direct American Funds Distributors to exclude additional assets.

American Funds Distributors may also make payments, outside of the formulas described above for, among other things, data (including fees to obtain lists of financial advisors to better tailor training and education opportunities), account-related services, and operational improvements. In 2018, American Funds Distributors paid the following firms for such information and services amounts that did not exceed the following amounts:

Fidelity Investments	$400,000
LPL Financial LLC	$560,000
Morgan Stanley Wealth Management	$800,000
PNC Network	$50,000
UBS Financial Services Inc.	$300,000
Wells Fargo Advisors	$450,000

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about American Funds.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

7. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., &

Raymond James affiliates (“Raymond James”) Class A share Front-End Sales Charge Waiver

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective January 1, 2019, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•	Employer-sponsored retirement plans established prior to April 1, 2004 and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, as well as 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans established prior to April 1, 2004 that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Keep this supplement with your prospectus.

Lit. No. MFGEBS-304-0119P Printed in USA CGD/AFD/10039-S69884

Statement of Additional Information Supplement January 1, 2019

For the following funds with statements of additional information dated February 1, 2018 – December 1, 2018 (as supplemented to date):

AMCAP Fund®	American Balanced Fund®
American Funds Corporate Bond Fund®	American Funds Developing World Growth and Income FundSM
American Funds Emerging Markets Bond Fund®	American Funds Inflation Linked Bond Fund®
American Funds Mortgage Fund®	American Funds Short-Term Tax-Exempt Bond Fund®
American Funds Strategic Bond FundSM	American Funds Tax-Exempt Fund of New York®
American Funds U.S. Government Money Market FundSM FundSM	American High-Income Municipal Bond Fund®
American High-Income Trust®	The Bond Fund of America®
Capital World Bond Fund®	Capital World Growth and Income Fund®
EuroPacific Growth Fund®	Fundamental Investors®
The Growth Fund of America®	The Income Fund of America®
Intermediate Bond Fund of America®	International Growth and Income FundSM
The Investment Company of America®	Limited Term Tax-Exempt Bond Fund of America®
The New Economy Fund®	New Perspective Fund®
Short-Term Bond Fund of America®	SMALLCAP World Fund®
The Tax-Exempt Bond Fund of America®	The Tax-Exempt Fund of California®
U.S. Government Securities Fund®	Washington Mutual Investors FundSM

1. The table under the heading “Portfolio manager fund holdings and management of other accounts” in the “Management of the Fund” section is amended with respect to the funds listed below only as follows. Except as noted below, footnotes to the table remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]	Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
American Funds Short-Term Tax-Exempt Bond Fund
Aaron Applebaum	$100,001– $500,000	3	$4.6	None	None
Mark Marinella[6]	$100,001– $500,000	6	$7.3	None	None
Limited Term Tax-Exempt Bond Fund of America
Mark Marinella[6]	$100,001– $500,000	6	$4.4	None	None
Aaron Applebaum	$100,001– $500,000	3	$1.6	None	None
The Tax-Exempt Bond Fund of America
Karl J. Zeile	Over $1,000,000	3	$9.0	None	None
Chad M. Rach	Over $1,000,000	1	$6.5	None	None
American High-Income Municipal Bond Fund
Karl J. Zeile	Over $1,000,000	3	$21.5	None	None
Chad M. Rach	Over $1,000,000	1	$19.0	None	None
Jerome H. Solomon	$100,001 – $500,000	1	$0.2	None	None
The Tax-Exempt Fund of California
Karl J. Zeile	$500,001 – $1,000,000	3	$25.7	None	None
Mark Marinella	$100,001 – $500,000[4]	4	$1.1	None	None

[6]	Information is as of October 31, 2018.

2. The second, third and fourth paragraphs in the “Execution of portfolio transactions” section are amended to read as follows:

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

As of January 1, 2019, the investment adviser has undertaken to bear the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

3. The sixth paragraph in the “Execution of portfolio transactions” section is amended to read as follows:

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-297-0119O CGD/10149-S69449